UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 4, 2019, Camber Energy, Inc. (the “Company”, “we” and “us”) received a letter from the NYSE American advising us that we had regained compliance with all of the NYSE American LLC continued listing standards set forth in Part 10 of the NYSE American Company Guide (the “Guide”).

Previously the Company had received, on December 3, 2018, notification from the NYSE American that the Company’s securities had been selling for a low price per share for a substantial period of time. Pursuant to Section 1003(f)(v) of the Guide, the NYSE American staff determined that the Company’s continued listing was predicated on it effecting a reverse stock split of its common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the staff determined to be until June 3, 2019. On December 24, 2018, we affected a 1-for-25 reverse stock split of the Company’s outstanding common stock and authorized common stock and on June 3, 2019, the NYSE American deemed us back in compliance with Section 1003(f)(v) of the Guide.

As a result of such re-compliance, the Company is now in full compliance with all NYSE American continued listing requirements and effective on June 6, 2019, the below compliance (“.BC”) indicator will be removed from the Company’s common stock and the Company will be removed from the NYSE American list of non-compliance issuers.

Notwithstanding our re-compliance with the continued listing standards of the Guide, if we are determined to be below any continued listing standards (including, but not limited to the low trading price per share requirement) of the Guide within 12 months of the date of the letter, the NYSE American will examine the relationship between the two incidents and will take appropriate action, which may include truncating the compliance procedures set forth in the Guide or immediately initiating delisting procedures. Furthermore, if in the future, the Company falls below the continued listing criterion of a minimum average share price of $0.20 per share over a 30-day period, the Company’s common stock will be subject to immediate review.

On June 5, 2019, the Company filed a press release announcing that the Company had regained compliance with all of the NYSE American’s continued listing requirements. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated June 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: June 5, 2019

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated June 5, 2019